STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (this "Agreement") is dated as of June 30, 2005, by and among Center Bancorp, Inc., a New Jersey corporation (the "Company"), and the purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company certain shares of Common Stock of the Company, as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

            "Action" means any action, suit, governmental, administrative agency or regulatory authority inquiry, notice of violation, proceeding (including, without limitation, any partial proceeding such as a deposition) or governmental, administrative agency or regulatory investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties, including, without limitation, before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

            "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

            "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

            "Closing" means the closing of the purchase and sale of the Shares pursuant to Article II.

            "Closing Date" means the date hereof or such other date as the parties may agree.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the common stock of the Company, no par value per share, and any securities into which such common stock may hereafter be reclassified.

            "Confidential Memorandum" means the Confidential Memorandum, dated June 13, 2005 related to the Company and the Shares being offered to be purchased as contemplated by this Agreement, in the form provided to the Purchasers prior to the date hereof.

            "Disclosure Materials" has the meaning set forth in Section 3.1(h).

            "Effective Date" means the date that the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Investment Amount" means, with respect to each Purchaser, the investment amount indicated below such Purchaser's name on the signature page of this Agreement.

            "Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

            "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            "Placement Agent" means Cohen Bros. Company, LLC.

            "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

            "Registration   Rights  Agreement"  means  the  Registration  Rights
Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit A.

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shares" means the shares of Common Stock issued to the Purchasers at the Closing, at a purchase price of $10.50 per share (the "Purchase Price Per Share").

            "Subsidiary" means (i) any corporation, limited liability company, partnership. statutory trust or other organization, whether incorporated or unincorporated, which is consolidated with the Company for financial reporting purposes, including, without limitation, Company Bank (as defined below) and
(ii) the Trusts (as defined below).

            "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

            "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, on which the Common Stock is listed or quoted for trading on the date in question.

            "Transaction Documents" means this Agreement and the Registration Rights Agreement, the schedules hereto and the certificate to be delivered pursuant to Section 2.2(a)(iii).

                                  ARTICLE II.
                               PURCHASE AND SALE

      2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the Shares representing such Purchaser's Investment Amount, up to an aggregate of 1,904,761 Shares for all Purchasers. The Closing shall take place at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103 on the Closing Date or at such other location or time as the parties may agree.

      2.2 Closing Deliveries. (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                  (i) a certificate  evidencing a number of Shares equal to such
Purchaser's   Investment  Amount  divided  by  the  Purchase  Price  Per  Share, registered in the name of such Purchaser;

                  (ii) the legal opinion of Lowenstein Sandler PC, counsel to the Company, in the form of Exhibit B, addressed to the Purchasers and the Placement Agent;

                  (iii) a certificate from a duly authorized officer certifying on behalf of the Company that each of the conditions set forth in Section 5.1 has been satisfied; and

                  (iv) the Registration Rights Agreement duly executed by the Company.

            (b) At the Closing (or with respect to such Purchaser's Investment Amount, at such Purchaser's option, prior to the Closing), each Purchaser shall deliver or cause to be delivered to the Company the following:

                  (i) such Purchaser's Investment Amount in United States dollars and in immediately available funds, by wire transfer to the escrow account for such purpose identified on Schedule 2.2(b)(i); and

                  (ii) the Registration Rights Agreement duly executed by such Purchaser.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser and to the Placement Agent:

            (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than the Company Bank, the Trusts (each as defined below) and the corporations identified on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock of the Company Bank and, except as set forth on Schedule 3.1(a), all of the trust securities of the Trusts, free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of the Company Bank and all of the trust securities of the Trusts and all of the securities of each other Subsidiary are validly issued and are fully paid, non-assessable and free of any preemptive and similar rights granted by the Company, the Company Bank, the Trusts or such other Subsidiaries. The rights, preferences, privileges and restrictions of the trust securities of the Trust I (as defined below) are as set forth in Exhibit 10.14 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The rights, preferences, privileges and restrictions of the trust securities of the Trust II (as defined below) are as set forth in Exhibit 10.17 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. Except as set forth on Schedule 3.1(a), each Subsidiary is "controlled by" the Company, as the term "controlled by" is used in and construed under Rule 144, and there are no agreements or understandings in effect or, to the Company or such Subsidiary's knowledge, contemplated, that would cause any Subsidiary not to be "controlled by" the Company.

            (b)  Organization  and  Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Union Center National Bank, a wholly-owned subsidiary of the Company ("Company Bank"), is a national bank validly existing and continuing to hold a valid certificate from the Office of the Comptroller of the Currency to transact the business of banking under the laws of the United States. On May 20, 2005, Red Oak Bank, a commercial bank chartered under the laws of the State of New Jersey ("Red Oak") merged with and into Company Bank under the charter of Company Bank in accordance with the National Bank Act and the New Jersey Bank Act of 1948, as amended, with Company Bank as the surviving bank of the merger ("Merger"). By virtue of the Merger, the separate existence of Red Oak terminated. The effects of the Merger are as set forth in Article I of that certain Amended and Restated Agreement and Plan of Merger by and among the Company, Company Bank and Red Oak, dated as of March 3, 2005. All references herein to Company Bank include, without limitation, Company Bank as successor to Red Oak pursuant to the Merger. Center Bancorp Statutory Trust I (the "Trust I"), a financing subsidiary of the Company, is a statutory trust duly organized, validly existing and in good standing (to the extent such concept or a similar concept, such as "on record with," is recognized with respect to such trust) under the Connecticut Statutory Trust Act. Center Bancorp Statutory Trust II (the "Trust II" and together with the Trust I, the "Trusts")), a financing subsidiary of the Company, is a statutory trust duly organized, validly existing and in good standing (to the extent such concept or a similar concept is recognized with respect to such trust) under the Delaware Statutory Trust Act. Each other Subsidiary is duly incorporated (or, in the case of a limited liability company, duly organized), validly existing and in good standing under the laws of the jurisdiction in which it was organized. Each of the Company and each Subsidiary has the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational, trust or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation, trust or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

      (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further corporate action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational, trust or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including, without limitation, federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

      (e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing with the Commission of a Form D and one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) the filings required by state securities laws, (iii) the filings required in accordance with Sections 4.4 and 4.7, and
(iv) those that have been made or obtained prior to the date of this Agreement.

      (f) Issuance of the Shares. The Shares have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens.

      (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company as of the date hereof is as described in the Company's Quarterly Report on Form 10-Q for the Quarter ended March 31, 2005, as supplemented by Schedule 3.1(g)(i). No securities of the Company are entitled to preemptive or similar rights. Neither the Company nor any Subsidiary has granted to any Person any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed in
Schedule 3.1(g)(ii), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Shares will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

      (h) SEC Reports; Financial Statements. The Company has filed all reports, proxy statements, documents and other information required to be filed by it under the Securities Act and the Exchange Act, including, without limitation, pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials including, without limitation, all exhibits and schedules thereto, and all documents and other information incorporated by reference therein, being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement and the Confidential Memorandum, the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing on Form 12b-25 and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the
Commission with respect thereto as in effect at the time of filing. Such consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such consolidated financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments or as otherwise disclosed in the SEC Reports.

      (i) Material Changes. Since the date of the latest audited consolidated financial statements included within the SEC Reports, except as specifically disclosed in the Disclosure Materials, (i) there has been no event, occurrence or development that has had or is reasonably likely to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any material liabilities (contingent or otherwise) other than (A) liabilities occurring in the ordinary course of business consistent with past practice that could not reasonably be expected to have a Material Adverse Effect, (B) liabilities associated with the transactions contemplated hereby, and (C) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or changed its auditors, (iv) except for normal quarterly cash dividends, the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option, dividend reinvestment or stock purchase plans. The Company does not have pending before the Commission any request for confidential treatment of information.

      (j) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) except as disclosed in the Disclosure Materials, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. (k) Employment Matters. The Company and the Subsidiaries are in compliance with all applicable federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. Neither the Company nor any Subsidiary is bound by or subject to (and none of the Company's or any of its Subsidiaries' assets or properties are bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and, since January 1, 1998, no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company or the Subsidiaries. There is no strike or other material labor dispute involving the Company or the Subsidiaries pending, or to the Company's knowledge, threatened, nor is the Company aware of any labor organization activity involving its or its Subsidiaries' employees. The Company is not aware that any current officer intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any current officer.

      (l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including, without limitation, all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment, labor matters, financial, banking and depository institutions, internal controls, insurance, community reinvestment, and gaming matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder promulgated by the Commission, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

      (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of Actions relating to the revocation or modification of any Material Permit.

      (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and, to the Company's knowledge, enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

      (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports (collectively, the "Intellectual Property Rights"). Except as set forth in the Disclosure Materials, since January 1, 1998, neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the Disclosure Materials, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights other than infringements which could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

      (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company does not believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a material increase in cost.

      (q) Transactions With Affiliates and Employees. Except as set forth in the Disclosure Materials or in Schedule 3.1(q), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary, is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors, other than transactions that meet the terms and conditions set forth in Section 13(k)(2) or (3) of the Exchange Act, and other than transactions that would not be required to be disclosed under Item 404 of Regulation S-K were such persons directors or executive officers of the Company), including, without limitation, any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

      (r) Internal Accounting Controls; Disclosure Controls and Procedures; Off-Balance Sheet Arrangements. The Company and the Subsidiaries maintain (A) effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act, and (B) a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii)
transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including, without limitation, the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed Company periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed Quarterly Report on Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since December 31, 2004, there has been
(i) no material weakness (whether or not remediated) in the Company's internal control over financial reporting (as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f)); and (ii) no changes in the Company's internal control over financial reporting that have materially affected, or are reasonably likely to materially affect the Company's internal control over financial reporting. Except as disclosed in the SEC Reports, there is no material transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity.

      (s) Solvency. Based on the financial condition of the Company as of the Closing (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including, without limitation, known contingent liabilities) as they mature;
(ii) the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including, without limitation, its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

      (t) Certain Fees. Except for dealings with the Placement Agent, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Purchaser pursuant to written agreements executed by such Purchaser, which fees or commissions shall be the sole responsibility of such Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

      (u) Certain Registration Matters. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2(b) to (e), no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers under the Transaction Documents. The Company is eligible to register the resale of its Common Stock for resale by the Purchasers under Form S-3 promulgated under the Securities Act. No Person has any rights (including, without limitation, "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority.

      (v) Listing and Maintenance Requirements. Except as specified in the Disclosure Materials or in Schedule 3.1(v), the Company has not, in the two years preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted for trading to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. Except as specified in the Disclosure Materials, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the NASDAQ National Market. The issuance and sale of the Shares under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Purchasers the Shares pursuant to this Agreement.

      (w) Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      (x) Application of Takeover Protections. Provided that following each Purchaser's purchase of Shares pursuant to this Agreement no Purchaser is the "beneficial owner" (as such term is defined in the New Jersey Shareholders Protection Act, N.J.S.A. 14A:10A-1 et seq.) of 10% or more of the voting power of the outstanding shares of the Company's Common Stock, the Company has taken all necessary action, if any, in order to render inapplicable to such purchase any control share acquisition, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could reasonably be expected to become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company's issuance of the Shares and the Purchasers' ownership of the Shares.

      (y) No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents, other than as specified in this Agreement.

      (z) Taxes. The Company and the Subsidiaries have timely made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which the Company or such Subsidiaries are subject and have timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations (unless and solely to the extent that the Company or such Subsidiaries are contesting such taxes, assessments or charges in good faith and have set aside on their books provisions reasonably adequate in accordance with GAAP for the payment of such taxes, assessments or charges), and have set aside on their books provisions reasonably adequate in accordance with GAAP for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the Company's knowledge, there are no unpaid taxes of the Company and the Subsidiaries in any material amount claimed to be due by the taxing authority of any jurisdiction. Neither the Company nor the Subsidiaries have executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's or any of its Subsidiaries' tax returns is presently being audited by any taxing authority. The Trusts are, and will, under current laws, rules and regulations, be classified for federal income tax purposes as grantor trusts and not as associations taxable as corporations.

      (aa) Holding Company and Bank Regulatory Matters.

                  (i) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act") and the regulations of the Board of Governors of the Federal Reserve System (the
"Federal Reserve Board"). The deposit accounts of the Company's Subsidiary depository institutions are insured by the Federal Deposit Insurance Corporation (the "FDIC") through the Savings Association Insurance Fund or the Bank Insurance Fund to the fullest extent permitted by law and the rules and regulations of the FDIC, and all premiums and assessments required to be paid in connection therewith have been paid when due, and no Actions for the revocation or termination of such insurance are pending or threatened. The Company's depository institution Subsidiary is "well capitalized" within the meaning of the Federal Deposit Insurance Corporation Improvement Act of 1991 and the regulations promulgated thereunder.

                  (ii) The Company and each of its Subsidiaries have timely filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file since January 1, 1998 with any Regulatory Agency (as defined below), and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations conducted by a Regulatory Agency in the regular course of the business of the Company and its Subsidiaries, no Regulatory Agency has initiated any proceeding or, to the knowledge of the Company, investigation into the business or operations of the Company or any of its Subsidiaries.

                  (iii) Neither the Company nor any of its Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency that currently restricts in any material respect the conduct of their business or that in any material manner currently relates to their capital adequacy, their credit policies, their management or their business (each, a "Regulatory Agreement"), nor has the Company or any of its Subsidiaries been advised by any Regulatory Agency that such Regulatory Agency is considering issuing or requesting any such Regulatory Agreement.

                  (iv) As used herein, the term "Regulatory Agency" means any federal or state agency or self-regulatory organization charged with the supervision or regulation of depository institutions, banks, financial or savings and loan holding companies, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company or any of its Subsidiaries, including, without limitation, the Federal Reserve Board, the FDIC and the Office of the Comptroller of the Currency. The term "governmental authority" when used throughout this Agreement shall include, without limitation, any Regulatory Agency.

            (bb) Disclosure. The Company confirms that neither it nor any officers, directors or Affiliates, has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than (i) the existence and terms of the issuance of Shares, as contemplated by this Agreement, and (ii) any such information that will be included in the Current Report on Form 8-K to be filed within four business days following execution of this Agreement). The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including, without limitation, the Company's representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company and the Placement Agent as follows:

            (a)  Organization;  Authority.  Such  Purchaser  is an  entity  duly organized,  validly  existing  and  in  good  standing  under  the  laws  of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (b) Investment Intent. Such Purchaser is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares for any period of time. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

      (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

      (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

      (e) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and
(iii) the  opportunity to obtain such  additional  information  that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

      (f) Reliance;  Legend.  Such Purchaser  understands and acknowledges that:
(i) the Shares are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance. Such Purchaser acknowledges that the certificate representing the Shares which such Purchaser shall acquire hereunder shall bear a legend that will read substantially as set forth in section 4.1(b).

      (g) Residency. Such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on the signature pages hereto.

      (h) Certain Trading Activities. Such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in (i) any Short Sales (defined below) involving the Company's securities during the 30 Trading Days immediately preceding the date hereof or (ii) any transactions in any securities of the Company following the date on which such Purchaser was aware of this Transaction (other than this Transaction and other than transfers by a Purchaser to its affiliated funds which affiliated funds have not engaged in any such transactions). For purposes of this Section, "Short Sales" include, without limitation, all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements and sales and other transactions through non-US broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement.

      (i) Acknowledgements Regarding Placement Agent. Such Purchaser acknowledges that the Placement Agent (i) is acting as the Company's exclusive placement agent for the sale of the securities being offered hereby, (ii) will be compensated as set forth in the Confidential Memorandum solely by the Company for its services in such capacity, (iii) is not guaranteeing or assuming responsibility for the operation, management or possible liability of the Company, including, without limitation, compliance by the Company with the Transaction Documents, and (iv) will not supervise or participate in the operation or management of the Company.

      (j) Filings, Consents and Approvals. Such Purchaser is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by such Purchaser of the Transaction Documents. Without limiting the foregoing, such Purchaser is not required to register as a bank holding company under the BHC Act in connection with the execution, delivery and performance by such Purchaser of the Transaction Documents.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

      4.1 (a) Each Purchaser shall only dispose of the Shares pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. Each Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder. In connection with any transfer of the Shares pursuant to an effective registration statement, each Purchaser shall comply with the prospectus delivery requirements under the Securities Act. Each Purchaser acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the prospectus forming a part of the registration statement under the circumstances set forth in the Registration Rights Agreement. In connection with any transfer of the Shares other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and acceptable to the Company (such acceptance not to be unreasonably withheld), the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. Each Purchaser will not directly or indirectly, nor will any Person acting on behalf of or pursuant to any understanding with such Purchaser, engage in any Short Sales prior to the effectiveness of the Registration Statement where such Short Sales are subsequently covered with the Shares.

      (b) Certificates evidencing the Shares will contain the following legend, so long as is required by this Section 4.1(b) or Section 4.1(c):

            THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

      The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Shares, in accordance with applicable securities laws, pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer, following default by the Purchaser, to the transferee of the pledge. No notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Securities including, without limitation, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

            (c) Certificates evidencing the Shares shall not contain any legend (including, without limitation, the legend set forth in Section 4.1(b)): (i) while a registration statement (including, without limitation, the Registration Statement) covering the resale of such Shares is effective under the Securities Act or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) while such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall use its best efforts to cause its counsel to issue any legal opinion or instruction required by the Company's transfer agent to comply with the requirements set forth in this Section. At such time as a legend is no longer required for the Shares under this Section 4.1(c), the Company will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section except as it may reasonably determine, upon written advice of counsel, are necessary to comply or to ensure compliance with applicable laws; provided, however, that at such time as such notation or enlarged restrictions are no longer necessary to comply or to ensure compliance with applicable laws, the Company shall take such actions as are necessary to immediately eliminate such notation or enlarged restrictions.

      4.2 Furnishing of Information. As long as any Purchaser owns Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

      4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market.

      4.4 Securities Laws Disclosure; Publicity. The Company shall, on or before 8:30 a.m., New York time, on the first Business Day following execution of this Agreement, issue a press release reasonably acceptable to the Placement Agent disclosing the consummation of the transactions contemplated hereby and, within four Business Days following execution of this Agreement, file a Current Report on Form 8-K disclosing the consummation of the transactions contemplated hereby, and in connection therewith, shall be permitted to file true and correct copies of this Agreement and the Registration Rights Agreement. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission (other than the Registration Statement, the Current Report on Form 8-K required in connection with this transaction, and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Trading Market or Commission regulations, in which case the Company shall provide the Purchasers with reasonable prior notice of such disclosure (other than a disclosure in such Current Report or in such exhibits). The Company shall not, and shall use its best efforts to cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the issuance of the above referenced press release without the express written consent of such Purchaser (and prior to such time, any such material nonpublic information shall be limited to the matters set forth in the parenthetical clause of the first sentence of Section 3.1(bb)).

      4.5 Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including, without limitation, all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Purchaser Party may suffer or incur as a result of or relating to (i) any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document, or (ii) the failure of the Company to cause its counsel to issue the legal opinion or instruction described in Section 4.1(c). In addition to the indemnity contained herein, the Company will reimburse each Purchaser Party for its reasonable legal and other expenses (including, without limitation, the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

      4.6 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder in the manner set forth in the description of "Use of Proceeds" contained in the Confidential Memorandum. Such proceeds shall not be used by the Company for the satisfaction of any portion of the Company's outstanding debt (other than liabilities incurred in the ordinary course of the Company's business and consistent with past practices and other than to make payments on any outstanding indebtedness incurred under that certain Indenture, dated as of December 18, 2001, between the Company and State Street Bank and Trust Company as debenture trustee for floating rate junior subordinated deferrable interest debentures due 2031 and that certain Indenture, dated as of December 19, 2003, between the Company and Wilmington Trust Company relating to $5.0 million aggregate principal amount of floating rate junior subordinated debt securities due 2034), to redeem any capital stock of the Company or to settle any outstanding Action.

      4.7 Listing of Securities. The Company shall: (i) in the time and manner required by each Trading Market on which the Common Stock is listed, prepare and file with such Trading Market an additional shares listing application covering the Shares, (ii) take all steps necessary to cause the Shares to be approved for listing on each Trading Market on which the Common Stock is listed as soon as possible thereafter, (iii) provide to each Purchaser evidence of such listing, and (iv) maintain the listing of the Shares on each such Trading Market or another eligible securities market.

                                   ARTICLE V.

                               CLOSING CONDITIONS

      5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Shares on the Closing Date. The obligation of each Purchaser to acquire Shares at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

            (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

            (b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

            (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

            (d) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.

      5.2 Conditions Precedent to the Obligations of the Company to sell Shares on the Closing Date. The obligation of the Company to sell Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

      (a) Representations and Warranties. The representations and warranties of each Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

      (b) Performance. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing; and

      (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

      (d) Escrowed Funds. The Company shall have received an electronic notification from the escrow agent identified in Schedule 2.2(b)(i), to the effect that it has received (in its capacity as depositary for the Company) the amount set forth on the funds disbursement instructions jointly agreed to by the Company and the Placement Agent, and that, at the joint instructions of the Company and the Placement Agent, it is prepared to wire transfer the amounts set forth on such funds disbursement instructions, to the accounts designated in such funds disbursement instructions.


                                   ARTICLE VI.

                                  MISCELLANEOUS

      6.1 Fees and Expenses. At the Closing, the Company shall reimburse the Placement Agent up to $35,000 of reasonable fees and disbursements of Morgan, Lewis & Bockius LLP in connection with the preparation of the Transaction Documents, it being understood that Morgan, Lewis & Bockius LLP has not rendered any legal advice to the Company in connection with the transactions contemplated hereby and that the Company has relied for such matters on the advice of its own counsel. Except as specified in this Agreement or in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

      6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York time) on a Business Day, and confirmation of such delivery is received, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m. (New York time) on the date of transmission and confirmation of such delivery is received, (c) the Business Day following the date of transmission, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

       If to the Company:     Center Bancorp, Inc.
                              2455 Morris Avenue
                              Union, NJ  07083
                              Telephone:  (908) 688-9500
                              Facsimile:  (908) 687-4992
                              Attention:  Chief Executive Officer

      With a copy to:         Lowenstein Sandler PC
                              65 Livingston Avenue
                              Roseland, New Jersey 07068
                              Telephone: (973) 597-2350
                              Facsimile:  (973) 597-2351 (fax)
                              Attention:  Peter H. Ehrenberg, Esquire

       If to a Purchaser:     To the address set forth under such Purchaser's
                              name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

      6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Purchasers of not less than a majority of the Shares issued or issuable under this Agreement. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

      6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign its rights or obligations hereunder without the prior written consent of each Purchaser except to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, after notice duly given by the Company in writing to each Purchaser at least 20 days prior to the consummation of such transaction. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the "Purchasers."

      6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and the Placement Agent and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

      6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced in the state and federal courts sitting in the State of New York (the "New York Courts"). Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including, without limitation, with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Action has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Action arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an Action to enforce any provisions of a Transaction Document, then the prevailing party in such Action shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

      6.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

      6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      6.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      t 6 0 6.12 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and a customary and reasonable indemnity and bond, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

      6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including, without limitation, recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      6.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration and to the extent permitted by law, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      6.15 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Document, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Action for such purpose.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT



      IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    CENTER BANCORP, INC.



                                    By:  /s/ Anthony C. Weagley
                                         ---------------------------
                                    Name: Anthony C. Weagley
                                    Title: Vice President and Treasurer



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

      IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first written above.

                                    BAY POND INVESTORS (BERMUDA) L.P.

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    BAY POND PARTNERS, L.P.

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    IVY   MA    HOLDINGS   1, LTD   (A   CAYMAN
                                    CORPORATION)

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    IVY MA HOLDINGS 4, LLC

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    KEEFE-RAINBOW  OFFSHORE  FUND, LTD (A CAYMAN
                                    CORPORATION)

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    KEEFE-RAINBOW PARTNERS LP

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    MOORS AND MENDON MASTER FUND LP

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    NORGUARD INSURANCE COMPANY

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    OZ MASTER FUND, LTD.

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    ROYAL INVESTMENTS OF DELAWARE

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    WOLF CREEK INVESTORS (BERMUDA) L.P.

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    WOLF CREEK PARTNERS, L.P.

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    EXHIBIT A

                      Form of Registration Rights Agreement

                                 (see attached)

                                    EXHIBIT B

                              Form of Legal Opinion

                                 (see attached)